UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  May 24, 2004
                                  ------------
                Date of Report (Date of earliest event reported)


                             Euronet Worldwide, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


                                    000-22167
                                    ---------
                            (Commission File Number)


                                   74-2806888
                                   ----------
                        (IRS Employer Identification No.)


                             4601 College Boulevard
                              Leawood, Kansas 66211
                              ---------------------
                    (Address of principal executive offices)


                                 (913) 327-7200
                                 --------------
              (Registrant's telephone number, including area code)

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

On May 24, 2004, Euronet Worldwide, Inc. (the "Company") received a notice required under Section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 regarding a blackout period under the Euronet Worldwide, Inc. 401(k) Plan (the "Plan"). During this blackout period, Plan participants will be temporarily prevented from engaging in transactions involving the Company's common stock, $0.02 par value ("Common Stock"), or associated derivative securities held in their individual accounts. Pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Regulation BTR promulgated thereunder, the Company mailed a notice to its directors and executive officers: (a) informing them that a blackout period is expected to begin during the calendar week of June 20, 2004 and end during the calendar week of July 24, 2004, and (b) notifying them that during the blackout period they may not, directly or indirectly, purchase, sell or otherwise acquire or transfer any shares of Common Stock if those shares were acquired in connection with their service or employment as a director or executive officer. A copy of the notice dated June 1, 2004 is attached hereto as Exhibit 99 and is incorporated herein by reference.

During the blackout period, Plan participants will not be able to exercise any rights otherwise available under the Plan, which rights include: (a) accessing, directing or diversifying investments in their individual accounts, (b) obtaining loans from the Plan, or (c) obtaining distributions from the Plan. The reason for the blackout period is to permit the Plan to transfer administration of the Plan from Putnam Investments to the Principal Financial Group(R).

During the blackout period and for a period of two years after the end of the blackout period, a security holder or other interested person may obtain from the Company, without charge, the actual start and end dates of the blackout period by calling Erin Fisher, a Senior Client Implementation Manager with Principal Financial Group(R) at (800) 543-4015 extension 20037, or Debbie Long at Euronet Worldwide, Inc. at (913) 327-4243.

                                   SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Euronet Worldwide, Inc.

                                       /s/ Jeffrey B. Newman
                                       --------------------------
                                       Executive Vice President
                                       and General Counsel

Date: June 1, 2004

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------

    99            Notice to Directors and Executive Officers dated June 1, 2004.



                                       3